                                                    [LOGO]PIONEER INVESTMENTS(R)

PIONEER
CASH RESERVES
FUND

SEMIANNUAL REPORT 6/30/01

TABLE OF CONTENTS

Letter from the President                                             1

Portfolio Summary                                                     2

Performance Update                                                    3

Portfolio Management Discussion                                       4

Schedule of Investments                                               6

Financial Statements                                                  8

Notes to Financial Statements                                        14

Trustees, Officers and Service Providers                             18

The Pioneer Family of Mutual Funds                                   19

Programs and Services for Pioneer Shareowners                        20

PIONEER CASH RESERVES FUND
LETTER FROM THE PRESIDENT 6/30/01

DEAR SHAREOWNER,

The major market averages declined over the first half of 2001, but not without recovering noticeably from the low points that they reached during the spring. It's too soon to say that this period of turbulence is behind us. However, we believe the Federal Reserve Board's aggressive monetary and interest rate policies will eventually be reflected in improving business conditions and a better outlook for corporate profits. Growth in corporate profits, often anticipated by the market, has historically been the precursor for higher stock prices.

Slumping stock markets and a tighter market for lending have brought some attractive values to light, for both stock and bond investors. At Pioneer we have always viewed interim price declines as chances to uncover good investments. When prices are low, the best values often emerge, and the seeds of future performance are sown. A related point is that patience is a valuable asset for investors; in addition to our focus on value, a long-term view is at the core of our investment philosophy.

Staying committed to an investment program can be difficult when good economic news is hard to find. But I'd like to remind you that solid investment opportunities aren't usually found in the headlines. They're more likely to turn up in the pages of corporate reports, in the course of a management interview and as a result of old-fashioned digging - in other words, the kind of intensive research we have been doing on behalf of investors since Pioneer's founding in 1928.

Sooner or later, the economy seems likely to regain momentum. In the meantime, your best move may be to contact your financial representative. Use the opportunity to discuss whether your portfolio is positioned appropriately for your current needs and the changing economic scene.

Respectfully,


/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.

PIONEER CASH RESERVES FUND

PORTFOLIO SUMMARY 6/30/01

PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

                                    [CHART]

Commercial Paper                         90%
U.S. Government Agency Obligations       10%

10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)
 1. Paccar Financial Corp., 3.75%, 9/6/01                                   3.98%
 2. Ford Motor Credit Corp., 3.89%, 7/23/01                                 3.74
 3. John Deere Capital Corp., 4.0%, 7/13/01                                 3.47
 4. Citigroup Inc., 3.6%, 8/20/01                                           3.39
 5. Federal Home Loan Mortgage Corp., 4.4%, 8/17/01                         3.30
 6. The Coca Cola Co., 4.48%, 7/20/01                                       3.21
 7. Texaco, Inc., 3.75%, 8/29/01                                            2.95
 8. Walt Disney Co., 3.66%, 10/5/01                                         2.91
 9. Household Finance Corp., 3.84%, 5/24/01                                 2.78
10. Student Loan Marketing Association, 0.0%, 7/2/01                        2.75

Fund holdings will vary for other periods.

PIONEER CASH RESERVES FUND

PERFORMANCE UPDATE 6/30/01

SHARE PRICES
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                     6/30/01          12/31/00
Class A Shares                                  $1.00             $1.00
Class B Shares                                   1.00              1.00
Class C Shares                                   1.00              1.00

DISTRIBUTIONS
--------------------------------------------------------------------------------
PER SHARE                   INCOME         SHORT-TERM        LONG-TERM
(12/31/00-6/30/01)          DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
Class A Shares                 $0.021              -                -
Class B Shares                  0.017              -                -
Class C Shares                  0.017              -                -

YIELDS*
--------------------------------------------------------------------------------
                              7-DAY ANNUALIZED          7-DAY EFFECTIVE**
 Class A Shares                   3.00%                       3.04%
 Class B Shares                   2.26                        2.29
 Class C Shares                   2.25                        2.27

* The 7-day yields do not reflect the deduction of the contingent deferred sales charge (CDSC) for Class B (maximum 4%) and Class C (maximum 1%) shares. Please contact Pioneer to obtain the Fund's current 7-day yields.

**   Assumes daily compounding of dividends.

     Past performance does not guarantee future results. Investment returns will fluctuate, and there can be no guarantee the Fund will be able to maintain a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PIONEER CASH RESERVES FUND

PORTFOLIO MANAGEMENT DISCUSSION 6/30/01

Pioneer Cash Reserves Fund continued to provide competitive income while maintaining a $1 share price during the six-month period ending June 30, 2001. The Fund invests exclusively in high-quality money market instruments issued by U.S. government agencies, domestic corporations and banks. All issues have the highest ratings from the two leading nationally recognized ratings organizations: A1 by Standard and Poor's Investors Services and P1 by Moody's Investor Services. (Ratings apply to underlying securities, not Fund shares.)

In the following discussion, Kenneth J. Taubes reviews the investment environment and strategies that affected the Fund's performance over the past six months. Mr. Taubes, head of Pioneer's fixed income group, oversees the team responsible for the daily management of the Fund.

Q:   HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 2001?

A: The seven-day effective yield on Class A shares on June 30, 2001 was 3.04%, compared to a 5.92% yield six months earlier. For the six-month period, the total return at net asset value for the Fund's Class A shares was 2.18%, while Class B shares returned 1.76% and Class C shares had a return of 1.74%.

Q:   WHAT FACTORS AFFECTED PERFORMANCE, PARTICULARLY THE DECLINE IN YIELD?

A: The reduction in yield reflected the effects of the Federal Reserve Board's decisions during the six months. In a series of actions designed to stimulate economic growth, the Fed cut the Federal Funds Rate - the rate banks are charged for overnight loans - six different times during the period, by a total of 2.75%. Inevitably, other short-term rates fell dramatically, including the yields on all money market instruments. As a result, the securities in which the Fund invests offered far lower yields at the end of the period than they did at the beginning of the period.

Q:   WHAT WERE YOUR PRINCIPAL STRATEGIES AS THIS HAPPENED?

A: We tried to provide an attractive dividend stream by extending the average life of portfolio securities to more than 40 days and locking in higher yields for as long as possible. We did not, however, compromise on credit quality in an effort to keep the yield higher. All the Fund holdings are in the top tier of the quality spectrum. The securities in which we invest are from established companies such as FNMA, WAL-MART and COCA-COLA. These are companies without any credit problems.

Q:   WHAT IS YOUR OUTLOOK?

A: We believe interest rates may be near the bottom and are not likely to fall significantly below their current levels. However, the Federal Reserve probably will not reverse policy and raise rates soon. The Fed appears willing to allow time for the effects of lower rates to work their way through the economy and stimulate growth. As a result, short-term interest rates are not likely to rise substantially, at least until late in 2002, and the Fund's yield probably will not rise significantly in the near future. We will, however, continue to purchase investments in only the highest quality securities.

PIONEER CASH RESERVES FUND

SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED)

PRINCIPAL
AMOUNT                                                                       VALUE
                    INVESTMENT IN SECURITIES - 100.0%
                    COMMERCIAL PAPER - 89.8%
$   5,000,000       American Express Credit Corp.,4.8%, 7/6/01           $  4,996,667
    5,115,000       American Express Credit Corp., 4.5%, 7/18/01            5,104,131
    6,500,000       American General Finance Corp., 4.12%, 7/2/01           6,499,256
    5,780,000       American General Finance Corp., 3.77%, 10/2/01          5,723,708
    5,120,000       BancOne Corp., 3.93%, 8/21/01                           5,091,494
    5,484,000       Bellsouth Capital Funding Corp., 3.95%, 7/16/01         5,474,974
    8,000,000       Bellsouth Capital Funding Corp., 3.65%, 8/23/01         7,957,011
   10,000,000       Citigroup Inc., 3.6%, 8/20/01                           9,950,000
    9,450,000       The Coca Cola Co., 4.48%, 7/20/01                       9,427,656
    3,600,000       The Coca Cola Co., 3.8%, 9/13/01                        3,571,880
    4,485,000       EI Dupont, 4.18%, 7/12/01                               4,479,272
    5,000,000       EI Dupont, 3.59%, 9/20/01                               4,959,613
    6,376,000       Epic, 4.09%, 7/2/01                                     6,375,276
   11,000,000       Ford Motor Credit Corp., 3.89%, 7/23/01                10,973,851
    6,000,000       Gannett Co., 3.88%, 7/11/01                             5,993,533
    7,500,000       General Electric Capital Corp., 4.58%, 8/1/01           7,470,421
    5,500,000       General Electric Capital Corp., 3.91%, 8/31/01          5,463,561
    7,240,000       General Motors Corp., 3.87%, 8/8/01                     7,210,425
    8,230,000       Household Finance Corp., 3.84%, 5/24/01                 8,164,160
    2,010,000       Household Finance Corp., 3.73%, 9/21/01                 1,992,923
    8,000,000       IBM Corp., 4.58%, 8/15/01                               7,954,200
   10,200,000       John Deere Capital Corp., 4.0%, 7/13/01                10,186,400
    6,000,000       JP Morgan Chase & Co., 3.85%, 7/27/01                   5,983,317
    3,369,000       Minnesota Mining Co., 4.05%, 7/19/01                    3,362,178
    7,100,000       Minnesota Mining Co., 3.58%, 8/24/01                    7,061,873
    7,500,000       National Rural Utilities Corp., 3.72%, 8/13/01          7,466,675
    6,425,000       National Rural Utilities Corp., 3.83%, 8/23/01          6,388,772
   11,750,000       Paccar Financial Corp., 3.75%, 9/6/01                  11,667,995
    2,300,000       Paccar Financial Corp., 3.53%, 9/26/01                  2,280,379
    5,815,000       Prudential Funding Corp., 4.58%, 7/13/01                5,762,384
    5,180,000       Prudential Funding Corp., 3.66%, 9/28/01                5,172,092
    8,070,000       Schering-Plough Corp., 3.88%, 8/14/01                   8,031,730
    5,000,000       Schering-Plough Corp., 3.83%, 8/30/01                   4,968,083
    8,700,000       Texaco, Inc., 3.75%, 8/29/01                            8,646,531
    5,000,000       Texaco, Inc., 3.58%, 9/14/01                            4,962,708
    4,500,000       Verizon Global Funding Corp., 3.87%, 8/9/01             4,481,134
    4,000,000       Verizon Global Funding Corp., 3.59%, 8/24/01            3,978,460

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL
AMOUNT                                                                       VALUE
                    COMMERCIAL PAPER - (CONTINUED)
$   5,000,000       Wal Mart Inc., 3.67%, 7/31/01                        $  4,984,708
    8,630,000       Walt Disney Co., 3.66%, 10/5/01                         8,545,771
    2,920,000       Walt Disney Co., 3.93%, 7/16/01                         2,915,219
    7,910,000       Wells Fargo Financial, 4.5%, 7/25/01                    7,886,270
    3,900,000       Wells Fargo Financial, 4.63%, 7/25/01                   3,887,960
                                                                         ------------
                    TOTAL COMMERCIAL PAPER                               $263,454,651
                                                                         ------------
                    (Cost $263,454,651)                                  $263,454,651
                                                                         ------------
                    US GOVERNMENT AGENCY OBLIGATIONS - 10.2%

    7,650,000       Federal Home Loan Mortgage Corp., 4.43%, 8/10/01     $  7,612,346
    9,745,000       Federal Home Loan Mortgage Corp., 4.4%, 8/17/01         9,689,021
    4,655,000       Federal National Mortage Association, 4.58%, 7/9/01     4,650,262
    8,065,000       Student Loan Marketing Association, 0.0%, 7/2/01        8,063,988
                                                                         ------------
                    TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS             $ 30,015,617
                                                                         ------------
                    (Cost $30,015,617 )
                    TOTAL INVESTMENT IN SECURITIES - 100% (a)
                    (Cost $293,470,268)                                  $293,470,268
                                                                         ------------

(a) At December 31, 2000, the Fund had a net capital loss carryforward of $276,063 which will expire between 2002 and 2003, if not utilized.

The accompanying notes are an integral part of these financial statements.

PIONEER CASH RESERVES FUND

BALANCE SHEET 6/30/01 (UNAUDITED)

ASSETS:
  Investment in securities (cost $293,470,268)                           $293,470,268
  Receivables -
     Fund shares sold                                                       1,561,655
  Other assets                                                                 32,748
                                                                         ------------
       Total assets                                                      $295,064,671
                                                                         ------------

LIABILITIES:
  Payables -
     Fund shares repurchased                                             $  2,530,695
     Dividends                                                                 27,589
  Due to affiliates                                                           230,401
  Due to bank                                                                   6,440
  Accrued expenses                                                            106,295
                                                                         ------------
       Total liabilities                                                 $  2,901,420
                                                                         ------------

NET ASSETS:
  Fund shares                                                            $292,431,338
  Accumulated undistributed net investment income                              22,606
  Accumulated net realized loss on investments                               (290,693)
                                                                         ------------
       Total net assets                                                  $292,163,251
                                                                         ------------

NET ASSET VALUE PER SHARE:

(Offering and redemption price; unlimited number of shares authorized)
  Class A (based on $218,369,761/218,639,790 shares)                     $       1.00
                                                                         ------------
  Class B (based on $56,614,533/56,612,954 shares)                       $       1.00
                                                                         ------------
  Class C (based on $17,178,957/17,178,594 shares)                       $       1.00
                                                                         ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER CASH RESERVES FUND

STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2001

INVESTMENT INCOME:
   Interest                                                              $  7,266,129
                                                                         ------------
EXPENSES:
   Management fees                                        $    547,991
   Transfer agent fees
      Class A                                                  375,089
      Class B                                                   60,075
      Class C                                                   23,566
   Distribution fees
      Class A                                                  143,343
      Class B                                                  199,703
      Class C                                                   68,532
   Administrative fees                                          39,558
   Custodian fees                                               34,565
   Registration fees                                            83,271
   Professional fees                                            17,571
   Printing                                                     15,036
   Miscellaneous                                                27,198
                                                          ------------
      Total expenses                                                     $  1,635,498
      Less fees paid indirectly                                               (54,605)
                                                                         ------------
      Net expenses                                                       $  1,580,893
                                                                         ------------
         Net investment income                                           $  5,685,236
                                                                         ------------
   Net increase in net assets resulting from operations                  $  5,685,236
                                                                         ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER CASH RESERVES FUND

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED 6/30/01 AND THE YEAR ENDED 12/31/00

                                                                          SIX MONTHS
                                                                             ENDED            YEAR ENDED
                                                                            6/30/01            12/31/00
FROM OPERATIONS:                                                          (UNAUDITED)
  Net investment income                                                 $     5,685,236    $    16,453,726
  Net realized loss on investments                                                 --              (14,630)
                                                                        ---------------    ---------------
   Net increase in net assets resulting from operations                 $     5,685,236    $    16,439,096
                                                                        ---------------    ---------------
DISTRIBUTIONS TO SHAREOWNERS FROM:
  Net investment income:
   Class A ($0.02 and $0.05 per share, respectively)                    $    (4,756,111)   $   (13,801,091)
   Class B ($0.02 and $0.05 per share, respectively)                           (673,817)        (2,075,532)
   Class C ($0.02 and $0.04 per share, respectively)                           (232,702)          (577,103)
                                                                        ---------------    ---------------
     Total distributions to shareowners                                 $    (5,662,630)   $   (16,453,726)
                                                                        ---------------    ---------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                      $   409,379,289    $ 1,695,235,627
  Reinvestment of distributions                                               5,107,852         14,245,963
  Cost of shares repurchased                                               (411,096,294)    (1,791,995,564)
                                                                        ---------------    ---------------
   Net increase (decrease) in net assets resulting from
     fund share transactions                                            $     3,390,847    $   (82,513,974)
                                                                        ---------------    ---------------
   Net increase (decrease) in net assets                                $     3,413,453    $   (82,528,604)

NET ASSETS:
  Beginning of period                                                       288,749,798        371,278,402
                                                                        ---------------    ---------------
  End of period                                                         $   292,163,251    $   288,749,798
                                                                        ---------------    ---------------

CLASS A                                                                   `01 AMOUNT         `00 AMOUNT
                                                                          (UNAUDITED)
Shares sold                                                             $   304,650,587    $ 1,434,404,987
Reinvestment of distributions                                                 4,313,033         11,928,320
Less shares repurchased                                                    (333,472,997)    (1,490,586,445)
                                                                        ---------------    ---------------
  Net decrease                                                          $   (24,509,377)   $   (44,253,138)
                                                                        ---------------    ---------------
CLASS B
Shares sold                                                             $    60,829,170    $   124,626,358
Reinvestment of distributions                                                   602,090          1,833,078
Less shares repurchased                                                     (39,513,643)      (158,948,454)
                                                                        ---------------    ---------------
  Net increase (decrease)                                               $    21,917,617    $   (32,489,018)
                                                                        ---------------    ---------------
CLASS C
Shares sold                                                             $    43,899,532    $   136,204,282
Reinvestment of distributions                                                   192,729            484,565
Less shares repurchased                                                     (38,109,654)      (142,460,665)
                                                                        ---------------    ---------------
  Net increase (decrease)                                               $     5,982,607    $    (5,771,818)
                                                                        ---------------    ---------------


   The accompanying notes are an integral part of these financial statements.

PIONEER CASH RESERVES FUND

FINANCIAL HIGHLIGHTS 6/30/01

                                                         SIX MONTHS
                                                            ENDED
                                                           6/30/01    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED YEAR ENDED
                                                         (UNAUDITED)   12/31/00     12/31/99     12/31/98      12/31/97   12/31/96
CLASS A
Net asset value, beginning of period                     $   1.00      $   1.00      $   1.00    $   1.00      $   1.00   $   1.00
                                                         --------      --------      --------    --------      --------   --------
Increase from investment operations:
   Net investment income                                 $   0.02      $   0.05          0.04    $   0.05      $   0.05   $   0.05
Distributions to shareowners:
   Net investment income                                    (0.02)        (0.05)        (0.04)      (0.05)        (0.05)     (0.05)
                                                         --------      --------      --------    --------      --------   --------
Net asset value, end of period                           $   1.00      $   1.00      $   1.00    $   1.00      $   1.00   $   1.00
                                                         --------      --------      --------    --------      --------   --------
Total return*                                                2.18%         5.53%         4.23%       4.84%         4.78%      4.65%
Ratio of net expenses to average net assets +                1.03%**       1.02%         1.01%       0.88%         0.94%      0.91%
Ratio of net investment income to average net assets +       4.30%**       5.36%         4.11%       4.61%         4.62%      4.50%
Net assets, end of period (in thousands)                 $218,370      $242,861      $287,126    $250,318      $209,041   $189,346
Ratios assuming no waiver of management fees and
   assumption of expenses by PIM and no reduction for
   fees paid indirectly:
   Net expenses                                              1.03%**       1.02%         1.01%       0.88%         0.98%      1.05%
   Net investment income                                     4.30%**       5.36%         4.11%       4.61%         4.58%      4.36%
Ratios assuming waiver of management fees and
 assumption of expenses by PIM and
   reduction for fees paid indirectly:
   Net expenses                                              0.99%**       0.94%         0.95%       0.77%         0.87%      0.85%
   Net investment income                                     4.34%**       5.44%         4.17%       4.72%         4.69%      4.56%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.

                                                         SIX MONTHS
                                                            ENDED
                                                           6/30/01    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                         (UNAUDITED)   12/31/00     12/31/99     12/31/98     12/31/97     12/31/96
CLASS B
Net asset value, beginning of period                     $   1.00      $   1.00      $   1.00    $   1.00      $   1.00   $   1.00
                                                         --------      --------      --------    --------      --------   --------
Increase from investment operations:
   Net investment income                                 $   0.02      $   0.05      $   0.03    $   0.04      $   0.04   $   0.04
Distributions to shareowners:
   Net investment income                                    (0.02)        (0.05)        (0.03)      (0.04)        (0.04)     (0.04)
                                                         --------      --------      --------    --------      --------   --------
Net asset value, end of period                           $   1.00      $   1.00      $   1.00    $   1.00      $   1.00   $   1.00
                                                         --------      --------      --------    --------      --------   --------
Total return*                                                1.76%         4.64%         3.36%       3.96%         3.89%      3.82%
Ratio of net expenses to average net assets+                 1.85%**       1.86%         1.83%       1.67%         1.75%      1.75%
Ratio of net investment income to average net assets+        3.35%**       4.49%         3.33%       3.79%         3.85%      3.66%
Net assets, end of period (in thousands)                 $ 56,615      $ 34,693      $ 67,184    $ 39,639      $ 32,477   $ 10,342
Ratios assuming no waiver of management fees
   by PIM and no reduction for fees paid indirectly:
   Net expenses                                              1.85%**       1.86%         1.83%       1.67%         1.78%      1.88%
   Net investment income                                     3.35%**       4.49%         3.33%       3.79%         3.82%      3.53%
Ratios assuming waiver of management fees
   by PIM and reduction for fees paid indirectly:
   Net expenses                                              1.82%**       1.80%         1.80%       1.60%         1.70%      1.67%
   Net investment income                                     3.38%**       4.55%         3.36%       3.86%         3.90%      3.74%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.


                                                       SIX MONTHS
                                                          ENDED
                                                         6/30/01      YEAR ENDED    YEAR ENDED  YEAR ENDED  YEAR ENDED 1/31/96 TO
                                                       (UNAUDITED)     12/31/00      12/31/99    12/31/98    12/31/97   12/31/96
CLASS C
Net asset value, beginning of period                     $   1.00      $   1.00      $   1.00    $   1.00    $   1.00   $   1.00
                                                         --------      --------      --------    --------    --------   --------
Increase from investment operations:
   Net investment income                                 $   0.02      $   0.04      $   0.03    $   0.04    $   0.04   $   0.03
Distributions to shareowners:
   Net investment income                                    (0.02)        (0.04)        (0.03)      (0.04)      (0.04)     (0.03)
                                                         --------      --------      --------    --------    --------   --------
Net asset value, end of period                           $   1.00      $   1.00      $   1.00        1.00    $   1.00   $   1.00
                                                         --------      --------      --------    --------    --------   --------
Total return*                                                1.74%         4.54%         3.34%       4.12%       3.96%      3.35%
Ratio of net expenses to average net assets +                1.90%**       2.00%         1.76%       1.66%       1.79%      1.84%**
Ratio of net investment income to average net assets +       3.36%**       4.27%         3.41%       3.79%       3.84%      3.61%**
Net assets, end of period (in thousands)                 $ 17,179      $ 11,195      $ 16,968    $ 18,316    $  7,537   $    912
Ratios assuming no waiver of management fees
   by PIM and no reduction for fees paid indirectly:
   Net expenses                                              1.90%**       2.00%         1.76%       1.66%       1.81%      1.95%**
   Net investment income                                     3.36%**       4.27%         3.41%       3.79%       3.82%      3.50%**
Ratios assuming waiver of management fees
   by PIM and reduction for fees paid indirectly:
   Net expenses                                              1.86%**       1.87%         1.72%       1.38%       1.62%      1.77%**
   Net investment income                                     3.40%**       4.40%         3.45%       4.07%       4.01%      3.68%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER CASH RESERVES FUND

NOTES TO FINANCIAL STATEMENTS 6/30/01 (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Cash Reserves Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income, preservation of capital and liquidity through investments in high-quality short-term securities.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

B.   FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C.   FUND SHARES

     The Fund records sales and repurchases of its shares as of trade date. The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D.   CLASS ALLOCATIONS

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano). Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2001, $129,559 was payable to PIM related to management fees, administrative fees and certain other services.

3.   TRANSFER AGENT

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $36,042 in transfer agent fees payable to PIMSS at June 30, 2001.

4.   DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a majority owned indirect subsidiary of UniCredito Italiano, a service fee of up to 0.15% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $64,800 in distribution fees payable to PFD at June 30, 2001.

In addition, redemptions of Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2001, CDSCs in the amount of $539,094 were paid to PFD.

5.   EXPENSE OFFSETS

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2001, the Fund's expenses were reduced by $54,605 under such arrangements.

PIONEER CASH RESERVES FUND

TRUSTEES, OFFICERS AND SERVICE PROVIDERS


TRUSTEES
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

OFFICERS
John F. Cogan, Jr., President
David D. Tripple, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
UNITED STATES
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Indo-Asia Fund**
Pioneer International Value Fund***
   (formerly Pioneer International Growth Fund)
Pioneer International Equity Fund***
   (formerly Pioneer World Equity Fund)

SECTOR FUNDS
Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Value Fund (formerly Pioneer II)

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund**
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax-Free Income Fund

MONEY MARKET FUND
Pioneer Cash Reserves Fund*


* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
**   Closed to new investors effective June 29, 2001.
***  Name change effective July 30, 2001.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FACTFONE(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

SIX-MONTH REINSTATEMENT PRIVILEGE (FOR CLASS A AND CLASS B SHARES)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account--without paying a sales charge--within six months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

INVESTOMATIC PLAN

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

PAYROLL INVESTMENT PROGRAM (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

AUTOMATIC EXCHANGE PROGRAM

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

DIRECTED DIVIDENDS

Lets you invest cash DIVIDENDS from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

DIRECT DEPOSIT

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

SYSTEMATIC WITHDRAWAL PLAN (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

RETIREMENT PLANS INFORMATION                                    1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                    1-800-225-1997

WRITE TO US:
PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

OUR TOLL-FREE FAX                                               1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                      ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                        www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.



[LOGO]PIONEER INVESTMENTS(R)
PIONEER INVESTMENT MANAGEMENT, INC.                                10300-00-0801
60 STATE STREET                              (C) PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109                  UNDERWRITER OF PIONEER MUTUAL FUNDS
www.pioneerfunds.com                  [RECYCLED SYMBOL]PRINTED ON RECYCLED PAPER